UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 3, 2004

PAVILION BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Michigan (State or Other Jurisdiction of Incorporation) 135 East Maumee Street Adrian, Michigan (Address of principal executive office)	000-30521 (Commission File Number)	38-3088340 (IRS Employer Identification No.) 49221 (Zip Code)

Registrant’s telephone number, including area code: (517) 265-5144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01.   Other Events.

        On December 3, 2004, Pavilion Bancorp, Inc. sent a third quarter report to shareholders. A copy of that report is attached as Exhibit 99.1.

        The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Section 9.01.   Financial Statements and Exhibits

      (c)   Exhibit

             Third Quarter Report to Shareholders Sent to Shareholders on December 3, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 3, 2004	PAVILION BANCORP, INC. (Registrant) By: /s/ Pamela S. Fisher —————————————— Pamela S. Fisher Corporate Secretary

EXHIBIT INDEX

99.1	Third Quarter Report to Shareholders sent December 3, 2004.

EXHIBIT 99.1

Pavilion Bancorp, Inc.
World Class, Community Driven.

Third Quarter Statement

September 30, 2004

Pavilion Bancorp, Inc.
World Class, Community Driven.

135 East Maumee Street
Adrian, MI 49221
(517) 265-5144 or (800) 508-8346

pavilionbancorp.com
bankoflenawee.com

Third Quarter Statement

President’s Message

To Our Shareholders:

Pavilion Bancorp, Inc. stock performed extremely well in the third quarter of 2004 rising 9.2% or $4.99 per share over the peak price observed last quarter and a 14.7% increase over the highest price at which it traded in 2003. Although trading in our stock is fairly limited, we are very pleased to see the market reaction to your corporation’s continued growth, and with it the investment value for our shareholders.

On October 29, the sale of the Bank of Washtenaw for $15,000,000 to the Community Bank of Dearborn was officially completed. This transaction was pending throughout most of the third quarter. Accordingly, the assets and liabilities and results of operations of Bank of Washtenaw have been segregated in the accompanying financial statement as ‘discontinued operations’.

Just like many other banks, increasing interest rates over the last several months negatively impacted our mortgage originations in the third quarter of 2004 and our earnings softened. We ended the first nine months of the year with net income of $2,310,070 as compared to $2,589,650 at the end of the same period in 2003. Excluding Bank of Washtenaw, our income from continuing operations over the same periods declined from $2,660,000 to $2,120,000. While our total expenses, primarily those related to mortgage lending, also declined, these savings did not offset the significant decline in sold mortgage loan income.

Despite these contrary market conditions, we are very optimistic about the future of Pavilion Bancorp. The Board of Directors is working closely with the Bank of Lenawee management team on a plan to deploy the proceeds from the sale of Bank of Washtenaw. Throughout this process, our goal is to identify and implement the initiatives that will maximize long-term return on investment for you, our shareholders.

On behalf of the Board of Directors, Management and Staff, I thank you for your continued support. As we enter the final quarter of 2004 and look to maximize opportunities for growth in 2005, we are steadfast in our commitment to increasing the value of your investment in Pavilion Bancorp, Inc.

/s/ Douglas L. Kapnick

Douglas L. Kapnick
Chairman of the Board and
President and Chief Executive Officer

This letter contains certain forward-looking statements that involve risks and uncertainties. When used in this letter, the words “believe”, “expect”, or “anticipate” and similar expressions identify forward-looking statements. Such statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including but not limited to, economic, competitive, governmental and technological factors affecting the company’s operations, markets, products, services, interest rates and fees for services. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this letter.

Pavilion Bancorp, Inc.

Third Quarter Statement

CONSOLIDATED  BALANCE SHEET
         (In thousands of dollars)

	2004	2003

Assets
Cash and due from banks	$3,870	$2,165
Federal funds sold	-	6,340

Total cash and cash equivalents	$3,870	$8,505

Market value of securities available for sale	25,077	26,589

Total loans	218,219	201,387
Loans held for sale	1,507	651
Deferred loan origination (fees) costs, net	(2)	(1)
Allowance for loan losses	(2,396)	(2,299)

Net loans	217,328	199,738

Premises and equipment, net	5,805	5,159
Accrued interest receivable	1,800	1,690
Mortgage servicing assets	2,810	2,806
Other assets	1,764	889
Assets of discontinued operation	76,147	66,115

Total assets	$334,601	$311,491

Liabilities and Shareholders' Equity
Liabilities
Deposits:
Noninterest - bearing	$45,521	42,715
Interest - bearing	170,785	162,098

Total deposits	216,306	204,813

Other borrowings	14,540	13,520
Accrued interest payable	328	372
Other liabilities	2,652	2,289
Liabilities of discontinued operation	68,882	60,443

Total liabilities	302,708	281,437

Shareholders' equity
Common stock and paid-in capital, No par value:
3,000,000 shares authorized; shares issued and
outstanding 845,420 - 2004; 847,762 - 2003	14,607	12,621
Retained earnings	17,221	17,286
Unrealized gain (loss) on securities available for sale	65	147

Total shareholders' equity	31,893	30,054

Total liabilities and shareholders' equity	$334,601	$311,491

Pavilion Bancorp, Inc.

CONSOLIDATED STATEMENT OF INCOME
         (In thousands of dollars)

	Nine Months Ending September 30 (unaudited)
	2004	2003

Interest Income
Loans, including fees	$10,465	$10,557
Securities	666	724
Federal funds sold and other	9	26

Total interest income	11,140	11,307

Interest Expense
Deposits	1,608	2,051
Borrowed funds	489	459

Total interest expense	2,097	2,510

Net Interest Income	9,043	8,797
Provision for loan losses	215	455

Net Interest Income After
Provision For Loan Losses	8,828	8,342

Noninterest income
Service charges on deposit accounts	1,083	1,011
Gains on sales of loans	1,166	5,428
Loan Servicing fees, net of amortization	369	(1,575)
Other	225	86

Total other income	2,843	4,950

Noninterest expense
Salaries and employee benefits	5,162	5,940
Premises and equipment	1,215	1,182
Other	2,262	2,253

Total other expenses	8,639	9,375

Income Before Income Taxes	3,032	3,917
Federal income tax expense	912	1,257

Net Income from continuing operations	$2,120	$2,660

Discontinued operations:
Income (loss) from operation of discontinued component	291	(106)
Provision (benefit) for income taxes	101	(36)

Income (loss) from operation	190	(70)

Net Income	$2,310	$2,590

Earnings per common share:
From continuing operation	$2.51	$3.25

Pavilion Bancorp, Inc.

DIRECTORS:
Pavilion Bancorp, Inc.

Allan F. Brittain
Chairman of the Board
Bank of Lenawee

Fred R. Duncan
Retired

Edward J. Engle, Jr.
President
Rima Manufacturing Company

William R. Gentner
President
Gentner, Inc.

Douglas L. Kapnick
President
Kapnick and Company, Inc.

Margaret M.S. Noe
Attorney

Dennis Pearsall
President and
Chief Executive Officer
ReMax Community Associates

Emory M. Schmidt
Vice President
Brazeway, Inc.

Terence R. Sheehan
Vice President and
Chief Financial Officer
Brazeway, Inc.

J. David Stutzman
General Manager
Raymond and Stutzman LLC

Dr. Marcus VanOoyen
Chief of Radiology
Lenawee Health Alliance

OFFICERS:
Pavilion Bancorp, Inc.

Douglas L. Kapnick
Chairman of the Board
President and Chief Executive Officer

Richard J. DeVries
Vice President

William A. Kirsten
Chief Financial Officer

Pamela S. Fisher
Corporate Secretary